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                               ING INVESTORS TRUST

               ING VAN KAMPEN REAL ESTATE PORTFOLIO ("PORTFOLIO")

                      Supplement dated June 30, 2004 to the
              Adviser, Institutional, Service, and Retirement Class
                        Prospectuses dated April 30, 2004

Effective June 30, 2004, Douglas A. Funke will no longer serve as a portfolio manager to the Portfolio, therefore the second paragraph of the "More on the Portfolio Manager" section found on page 67 of the Adviser and Institutional Class prospectuses, page 70 of the Retirement Class prospectus, and page 66 of the Service Class prospectus, is deleted and replaced with the following:

     The Portfolio is managed by Van Kampen's Real Estate team led by Theodore R. Bigman, Managing Director.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.